UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 29, 2023
BlackSky Technology Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39113	47-1949578
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13241 Woodland Park Road
Suite 300
Herndon,	Virginia	20171
(Address of principal executive offices)		(Zip code)
(571) 267-1571
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BKSY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BKSY.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events.
As previously disclosed in its Current Report on Form 8-K filed on March 10, 2023, BlackSky Technology Inc., a Delaware corporation (the “Company”), filed a petition on March 7, 2023 in the Court of Chancery of the State of Delaware (the “Court of Chancery”) under Section 205 of the Delaware General Corporation Law (the “DGCL”) seeking validation of the filing and effectiveness of (1) its Amended and Restated Certificate of Incorporation, dated September 9, 2021 (the “Restated Charter”), including the amendments approved by stockholders of the Company’s predecessor that, among other things, increased the number of authorized shares of the Company’s Class A common stock, and (2) the shares of Class A common stock issued in reliance on the Restated Charter (the “Petition”).

On March 29, 2023, the Court of Chancery held a hearing on the Petition and issued a final order pursuant to DGCL Section 205 that: (1) validated and declared effective the stockholder vote approving the Restated Charter; (2) validated and declared effective the Restated Charter, including the filing and effectiveness thereof; (3) validated and declared duly authorized the Company’s securities (and the issuance of the securities) described in the Petition, whether already issued or to be issued pursuant to authorization under the Restated Charter; and (4) validated these corporate acts taken, notwithstanding any failures of authorization or potential failures of authorization described in, or resulting from the matters described in, the Petition. A copy of the Court of Chancery’s order is attached hereto as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Order entered by the Delaware Court of Chancery on March 29, 2023.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)
*Schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of such omitted materials supplementally upon request by the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 31, 2023

BLACKSKY TECHNOLOGY INC.

By:	/s/ Chris Lin
Name: Chris Lin
Title: General Counsel